UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 29, 2001




                      AMERICAN WATER WORKS COMPANY, INC.
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              (Exact Name of registrant specified in its charter)



Delaware                          0001-03437               51-0063696
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(State or other Jurisdiction  (Commission File Number)   (I.R.S. Employer
 of Incorporation)                                        Identification No.)


                      1025 Laurel Oak Road, P.O. Box 1770
                              Voorhees, NJ 08043
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                   (Address of principal executive offices)

                 Registrant's telephone number: (856) 346-8200


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Item 5.  Other Events

     On August 29, 2001 American Water Works Company, Inc., a Delaware corporation ("American Water Works"), and Greenwich Water System, Inc., a Delaware corporation and wholly-owned subsidiary of American Water Works ("Greenwich Water System"), entered into definitive purchase agreements to sell four subsidiaries of Greenwich Water System and one subsidiary of American Water Works to Aquarion Company, a Delaware corporation ("Aquarion"). The subsidiaries included in the sale are: Connecticut-American Water Company, Massachusetts-American Water Company, Massachusetts Capital Resources Company, Hampton Water Works Company, and New York-American Water Company, Inc.

     On August 30, 2001, American Water Works issued a press release in respect of the foregoing. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements:

              Not applicable

         (b)  Pro Forma Financial Information:

              Not applicable

         (c)  Exhibits:

 Exhibit No.       Description
 -----------       -----------

 Exhibit 2.1       Purchase Agreement among American
                   Water Works, Greenwich Water System and
                   Aquarion dated as of August 29, 2001,
                   relating to the sale of
                   Connecticut-American Water Company.

 Exhibit 2.2       Purchase Agreement among American
                   Water Works, Greenwich Water System and
                   Aquarion dated as of August 29, 2001,
                   relating to the sale of
                   Massachusetts-American Water Company.

 Exhibit 2.3       Purchase Agreement among American
                   Water Works, Greenwich Water System and
                   Aquarion dated as of August 29, 2001,
                   relating to the sale of Massachusetts
                   Capital Resources Company.

 Exhibit 2.4       Purchase Agreement among American
                   Water Works, Greenwich Water System and
                   Aquarion dated as of August 29, 2001,
                   relating to the sale of Hampton Water
                   Works Company.

 Exhibit 2.5       Purchase Agreement among American
                   Water Works, Greenwich Water System and
                   Aquarion dated as of August 29, 2001,
                   relating to the sale of New York-American
                   Water Company, Inc.

 Exhibit 99.1      Press release dated August 30, 2001.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       AMERICAN WATER WORKS COMPANY, INC.
                       ----------------------------------
                       (Registrant)


                       By: /s/ W. Timothy Pohl
                           ---------------------
                           Name:  W. Timothy Pohl
                           Title: General Counsel and Secretary


Date: August 30, 2001

                               INDEX TO EXHIBITS


Exhibit
Number         Description
-------        -----------

2.1 Purchase Agreement among American Water Works, Greenwich Water System and Aquarion dated as of August 29, 2001, relating to the sale of Connecticut-American Water Company.

2.2            Purchase Agreement among American Water Works, Greenwich
               Water System and Aquarion dated as of August 29, 2001, relating to the sale of Massachusetts-American Water Company.

2.3 Purchase Agreement among American Water Works, Greenwich Water System and Aquarion dated as of August 29, 2001, relating to the sale of Massachusetts Capital Resources Company.

2.4 Purchase Agreement among American Water Works, Greenwich Water System and Aquarion dated as of August 29, 2001, relating to the sale of Hampton Water Works Company.

2.5 Purchase Agreement among American Water Works, Greenwich Water System and Aquarion dated as of August 29, 2001, relating to the sale of New York-American Water Company, Inc.

99.1 Press release dated August 30, 2001, announcing the sale of four subsidiaries of Greenwich Water System and one subsidiary of American Water Works.